UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2025

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 1410, Boston, MA 02210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2025, Ondas Holdings Inc. (the “Company”) entered into a Share Purchase Agreement (the “Agreement”), by and among the Company, 4M Defense Ltd., a company registered in the State of Israel (“4M”), Chirokka Holding Ltd. a company registered in the State of Israel (“HoldCo”), Mr. Itzik Malka (“Itzik”), Mr. Nir Cohen (“Nir”, and jointly with Itzik, the “Shareholders”). HoldCo holds 100% of the share capital of 4M.

The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire 70% of the issued and outstanding share capital (“HoldCo Shares”) of HoldCo (the “Acquisition”). At the closing of the Acquisition, upon the terms and subject to the conditions set forth in the Agreement, the Company shall pay an aggregate amount of (i) $2,400,000 in cash and (ii) 801,068 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), in exchange for the HoldCo Shares. Pursuant to the Agreement, Itzik has agreed, subject to certain customary exceptions, not to sell, transfer or dispose of 480,641 shares of Common Stock for a period of twelve (12) months after the closing of the Acquisition, at which time Itzik shall be permitted to sell, transfer or otherwise dispose of, on a calendar quarterly basis, up to twelve and one-half percent (12.5%) of such shares of Common Stock, until all such shares have been released from the lock-up restrictions. The shares of Common Stock issued pursuant to the acquisition are to be registered for resale pursuant to a resale registration statement to be entered into at closing of the Acquisition, which is attached as Exhibit A of the Agreement.

Pursuant to the Agreement, between January 1, 2026 and December 31, 2027, (i) the Company shall have an irrevocable right, exercisable in whole (and not in part), at the Company’s sole discretion to acquire from Nir 100% of Nir’s remaining share capital in HoldCo following the closing of the Acquisition (the “Call Option”) and (ii) Nir shall have an irrevocable right, exercisable in whole (and not in part), at Nir’s sole discretion, to request the Company to acquire from Nir 100% of Nir’s remaining share capital in HoldCo following the closing of the Acquisition (the “Put Option”). The applicable consideration payable by the Company to Nir upon the consummation of either the Call Option or the Put Option shall be paid in cash, provided however, that the Company may choose, in its sole discretion, to pay Nir in Common Stock.

Each of the Company, 4M, HoldCo, and the Shareholders has provided customary representations, warranties and covenants in the Agreement. The completion of the Acquisition is subject to various closing conditions, including (a) the requisite corporate, governmental, regulatory, third party, and other approvals, consents and/or waivers being obtained; (b) the requisite consents and approvals being obtained by 4M and HoldCo; and (c) the absence of any threatened, instituted or pending lawsuit, litigation, claims, investigations or other proceedings by any third party which purports to prevent the consummation of the Acquisition. The Agreement may be terminated upon (i) the written agreement of the Company, 4M, HoldCo, and the Shareholders or (ii) the written notice by the Company, 4M, HoldCo, or the Shareholders if the closing of the Acquisition has not occurred on or before December 8, 2025.

The Acquisition is expected to close in the fourth quarter of 2025.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of shares of the Common Stock in Item 1.01 above will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with Regulation S and Regulation D thereunder.

Item 7.01. Regulation FD Disclosure.

On October 27, 2025, the Company issued an investor fact sheet regarding the Acquisition. A copy of the fact sheet is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

Also on October 27, 2025, the Company issued a press release announcing the Agreement to acquire a controlling interest in 4M, a leading Israeli smart demining company specializing in advanced demining capabilities, including robotic systems with terrestrial and subsurface AI-powered intelligence technologies. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Share Purchase Agreement, by and amount the Company, 4M Defense Ltd., Chirokka Holding Ltd., Mr. Itzik Malka, and Mr. Nir Cohen, dated October 24, 2025.
99.1	Fact Sheet, dated October 27, 2025.
99.2	Press Release, dated October 27, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2025	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

3